Income Taxes	12 Months Ended
Jan. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

Note 6. Income Taxes

There is no current or deferred income tax expense or benefit for the period ended January 31, 2018.

The statutory tax rate for the years ended January 21, 2018 and 2017 was 35%. The provision for income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The items causing this difference for the periods ended January 31, 2018 and 2016 are as follows.

	2018	2017
Tax benefit at U.S. statutory rate	$181,661	$303,734
less: amortization of beneficial conversion feature	(111,648)	(155,660)
less: valuation allowance	(70,013)	(148,074)
Tax benefit, net	$—	$—

We have net operating loss carryforwards of approximately $2,065,820.